Exhibit 10.1

CONSENT AND AMENDMENT NO. 11 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 11 TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 27, 2014 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), for itself and as Agent (“Agent”), and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1     Consent. Each Lender hereby (a) consents to, and authorizes and directs the Agent to consent to, or otherwise take any actions and/or execute and deliver any documentation necessary or desirable in order to effect, the termination of the WLR/RBS Letter of Credit (as defined in the Credit Agreement prior to giving effect to this Amendment), in each case, on or after the Letter of Credit Release Date (as defined below) and (b) (i) consents to the execution, delivery and filing of, and (ii) authorizes and directs (x) the Agent to execute and deliver and (y) the Agent, ITG and each of their respective designees, as the case may be, to file, any partial releases and additional lien terminations as may be necessary or appropriate in connection with the Narricot Sale (as defined in the Credit Agreement after giving effect to this Amendment), in each case, on or after the Narricot Payment Date (as defined below). For purposes hereof, (a) “Narricot Payment Date” means the date on which the Borrowers have provided the Net Proceeds of the Narricot Sale to the Agent in accordance with subsection 1.8(i) of the Credit Agreement, (b) “Summit Payment Date” means the date on which the Borrowers have provided the Net Proceeds of the Summit Sale (as defined in the Credit Agreement after giving effect to this Amendment) to the Agent in accordance with subsection 1.8(j) of the Credit Agreement and (c) “Letter of Credit Release Date” means the later of the Narricot Payment Date and the Summit Payment Date. Each of the Agent and each Lender hereby acknowledges and agrees that none of the assets which are the subject of the Summit Sale are subject to any Liens in favor of the Agent or any Lender, and each Lender hereby consents to, and authorizes and directs the Agent to, execute and deliver such documentation or certifications as ITG may reasonably request as evidence thereof, and otherwise authorizes the Agent, ITG and each of their respective designees, as the case may be, to file, any lien terminations as may be necessary or appropriate in connection with the Summit Sale.

2              Amendments to Credit Agreement – Eleventh Amendment Effective Date. As of the Eleventh Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

2.1     Section 1.8 of the Credit Agreement is hereby amended by:

(a)     amending and restating subclause (c)(i) thereof in its entirety to read as follows:

“(i)     make a Disposition (other than a Disposition in accordance with subsections 5.2(k), 5.2(m), 5.2(n) and 5.2(o) hereof); or”

(b)      inserting the following new subsections (h), (i) and (j) thereto immediately at the end thereof:

“(h)     Application of Prepayments from Net Proceeds of Phong Phu Asset Sales. Subject to subsection 1.10(c), if a Borrower or any of its Subsidiaries receives any Net Proceeds from the sale, lease, conveyance or other disposition of any Property of Phong Phu (a “Phong Phu Asset Sale”), then (A) the Borrower Representative shall promptly notify the Agent of such Phong Phu Asset Sale (including the amount of the estimated Net Proceeds to be received by such Borrower or such Subsidiary in respect thereof) and (B) promptly upon receipt by such Borrower or such Subsidiary of the Net Proceeds of such Phong Phu Asset Sale, the Borrowers shall deliver, or cause to be delivered, such Net Proceeds to the Agent for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied first to prepay outstanding Swing Loans, second to prepay outstanding Revolving Loans owing by the Borrowers without a permanent reduction of the Aggregate Revolving Loan Commitment and third to prepay all remaining installments of the Term Loan in inverse order of maturity; provided that the aggregate amount of Net Proceeds of one or more Phong Phu Asset Sales that shall be required to be applied to prepay the Obligations pursuant to this clause (h) shall not exceed $3,500,000. In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses first, second and third above. Amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8(h), the Borrowers shall pay any amounts required pursuant to Section 10.4 hereof.

(i)     Application of Prepayments from Net Proceeds from Narricot Sale. Subject to subsection 1.10(c), if a Borrower or any of its Subsidiaries receives any Net Proceeds from the Narricot Sale then (A) the Borrower Representative shall promptly notify the Agent of such Narricot Sale (including the amount of the estimated Net Proceeds to be received by such Borrower or such Subsidiary in respect thereof) and (B) promptly upon receipt by such Borrower or such Subsidiary of the Net Proceeds of such Narricot Sale, the Borrowers shall deliver, or cause to be delivered, such Net Proceeds to the Agent for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied first to prepay all remaining installments of the Term Loan in inverse order of maturity in an amount equal to $1,200,000, second to prepay outstanding Swing Loans and third to prepay outstanding Revolving Loans owing by the Borrowers without a permanent reduction of the Aggregate Revolving Loan Commitment. In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses first, second and third above. Amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8(i), the Borrowers shall pay any amounts required pursuant to Section 10.4 hereof.

(j)     Application of Prepayments from Net Proceeds from Summit Sale. Subject to subsection 1.10(c), if a Borrower or any of its Subsidiaries receives any Net Proceeds from the Summit Sale then (A) the Borrower Representative shall promptly notify the Agent of such Summit Sale (including the amount of the estimated Net Proceeds to be received by such Borrower or such Subsidiary in respect thereof) and (B) promptly upon receipt by such Borrower or such Subsidiary of the Net Proceeds of such Summit Sale, the Borrowers shall deliver, or cause to be delivered, such Net Proceeds to the Agent for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied first to prepay outstanding Swing Loans, second to prepay outstanding Revolving Loans owing by the Borrowers without a permanent reduction of the Aggregate Revolving Loan Commitment and third to prepay all remaining installments of the Term Loan in inverse order of maturity. In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses first, second and third above. Amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8(j), the Borrowers shall pay any amounts required pursuant to Section 10.4 hereof.”

2.2     Section 5.2 of the Credit Agreement is hereby amended by (i) deleting the occurrence of “and” at the end of clause (k) thereof, (ii) replacing the “.” at the end of clause (l) thereof with “;” and (iii) inserting the following new clauses (m), (n) and (o) immediately following clause (l) thereof:

“(m)     one or more Phong Phu Asset Sales; provided that the Net Proceeds of such sale shall be delivered by the Borrowers to the Agent, for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied in accordance with subsection 1.8(h) hereof (but, for the avoidance of doubt, shall not result in a permanent reduction of the Revolving Loan Commitment);

(n)     the sale of all or substantially all of the assets of Narricot on or prior to September 30, 2014 pursuant to a purchase agreement having terms and conditions that are substantially similar to those set forth in the Narricot Letter of Intent and which purchase agreement is reasonably satisfactory to the Agent (the “Narricot Sale”); provided that the Net Proceeds of the Narricot Sale shall be delivered by the Borrowers to the Agent, for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied in accordance with subsection 1.8(i) hereof (but, for the avoidance of doubt, shall not result in a permanent reduction of the Revolving Loan Commitment); provided further that the Borrowers shall only be required to make prepayments equal to the amounts specified in subsection 1.8(i); and

(o)     the sale of all of the Stock of Summit Yarn Holding I, Inc., a Delaware corporation, Summit Yarn Holding II, Inc., a Delaware corporation, and Summit Yarn LLC, a North Carolina limited liability company, in each case, held by any Borrower or any of its Subsidiaries on or prior to September 30, 2014 pursuant to an equity redemption agreement having terms and conditions that are substantially similar to those set forth in the Summit Letter of Intent and which equity redemption agreement is reasonably satisfactory to the Agent (the “Summit Sale”); provided that the Net Proceeds of the Summit Sale (x) shall not be less than $9,000,000 and (y) shall be delivered by the Borrowers to the Agent, for distribution to the Lenders as a prepayment of the Loans owing by the Borrowers, which prepayment shall be applied in accordance with subsection 1.8(j) hereof (but, for the avoidance of doubt, shall not result in a permanent reduction of the Revolving Loan Commitment).”

2.3     Section 5.4(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g)     Investments by Narricot in AEC Purchaser in the form of a subordinated seller note having terms and conditions that are substantially similar to those set forth in the Narricot Letter of Intent and which subordinated seller note is (x) reasonably satisfactory to the Agent and (y) delivered to the Agent in original copy together with instruments of transfer executed in blank;”

2.4     Section 11.1 of the Credit Agreement is hereby amended by:

(a)     amending and restating the following defined terms in their entirety to read as follows:

““Disposition” means (a) the sale, lease, conveyance or other disposition of Property pursuant to Sections 5.2(b), 5.2(f)(iv), 5.2(f)(v), 5.2(j), 5.2(k), 5.2(l), 5.2(m), 5.2(n) or 5.2(o) or otherwise with the consent of Majority Lenders, and (b) the sale or transfer by a Borrower or any Subsidiary of a Borrower of any Stock or Stock Equivalent issued by any Subsidiary of a Borrower and held by such transferor Person.”

(b)     amending the definition of “EBITDA” by inserting the following new sentence immediately at the end thereof:

“From and after the occurrence of any Specified Sale, EBITDA shall be calculated in a manner such that the applicable Specified Sale shall be deemed to have occurred as of the first day of the most recently ended twelve month period ending as of the last day of the fiscal month immediately preceding the date of occurrence of such Specified Sale (or to the extent such Specified Sale occurs on the last day of a fiscal month, the twelve month period ending as of such date).”

(c)     amending the definition of “Fixed Charges” by inserting the following new sentence immediately at the end thereof:

“From and after the occurrence of any Specified Sale, Fixed Charges shall be calculated in a manner such that the applicable Specified Sale shall be deemed to have occurred as of the first day of the most recently ended twelve month period ending as of the last day of the fiscal month immediately preceding the date of occurrence of such Specified Sale (or to the extent such Specified Sale occurs on the last day of a fiscal month, the twelve month period ending as of such date).”

(d)     amending the definition of “Unfinanced Capital Expenditures” by inserting the following new sentence immediately at the end thereof:

“From and after the occurrence of any Specified Sale, Unfinanced Capital Expenditures shall be calculated in a manner such that the applicable Specified Sale shall be deemed to have occurred as of the first day of the most recently ended twelve month period ending as of the last day of the fiscal month immediately preceding the date of occurrence of such Specified Sale (or to the extent such Specified Sale occurs on the last day of a fiscal month, the twelve month period ending as of such date).”

(e)     inserting the following new defined terms in proper alphabetical order thereto:

““AEC Purchaser” means Asheboro Elastics Corporation d/b/a AEC Narrow Fabrics (or an affiliate thereof).”

““Eleventh Amendment Effective Date” means August 27, 2014.”

““Narricot Sale” has the meaning assigned to such term in Section 5.2(n).”

““Narricot Letter of Intent” means that certain Letter of Intent dated May 30, 2014, a copy of which was provided to the Agent on or prior to the Eleventh Amendment Effective Date.”

““Phong Phu Asset Sale” has the meaning assigned to such term in Section 1.8(h).”

““Specified Sales” means the Narricot Sale and the Summit Sale.”

““Summit Letter of Intent” means that certain Letter of Intent dated June 6, 2014, a copy of which was provided to the Agent on or prior to the Eleventh Amendment Effective Date.”

““Summit Sale” has the meaning assigned to such term in Section 5.2(o).”

3             Amendments to Credit Agreement – Letter of Credit Release Date. As of the Letter of Credit Release Date, the Credit Agreement is amended as follows:

3.1     Section 1.10(c) of the Credit Agreement is hereby amended by deleting the occurrence of “the WLR/RBS Letter of Credit and” set forth therein.

3.2     Section 1.15(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)     [Intentionally Omitted].”

3.3     Section 5.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)     the Investment by ITG in ITG – Phong Phu Limited Company, a joint venture organized under the laws of Vietnam (“Phong Phu”), in the form of an unsecured subordinated loan from ITG (either directly or through one of its Subsidiaries) to Phong Phu (the “Phong Phu JV Loan”); provided that (w) such Investment shall be made by no later than June 24, 2011, (x) such Investment shall not exceed $3,500,000, (y) at the time such Investment is made, no Default or Event of Default shall have occurred and be continuing and (z) such Phong Phu JV Loan shall be evidenced by a promissory note in form and substance satisfactory to the Agent and delivered to the Agent in original copy together with instruments of transfer executed in blank;”

3.4     Section 11.1 of the Credit Agreement is hereby amended by:

(a)      amending and restating clause (I)(d) of the definition of “Borrowing Base” to read as follows:

“(d)      [Intentionally Omitted]; and”

(b)     deleting the defined term “WLR/RBS Letter of Credit” in its entirety.

4             Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)     the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)     upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

5             Conditions to Effectiveness. This Amendment shall be effective on the date when each of the following conditions has been satisfied (the “Eleventh Amendment Effective Date”):

(a)     This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Lenders; and

(b)     Agent shall have received, to the extent invoiced, payment of all out-of-pocket expenses (including the legal fees and expenses of Latham & Watkins LLP, counsel to Agent).

6             Miscellaneous.

6.1     Effect; Ratification.

(a)     Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)     Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

6.2     Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

6.3     Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

6.4     Loan Document. This Amendment shall constitute a Loan Document.

6.5     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.

BURLINGTON INDUSTRIES LLC

CONE JACQUARDS LLC

CONE DENIM LLC

CARLISLE FINISHING LLC

SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By: /s/Craig J. Hart

Name: Craig J. Hart

Title:   Vice President and Treasurer

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By: /s/Craig J. Hart

Name: Craig J. Hart

Title:   Vice President and Treasurer

[Signature Page to Consent and Amendment No. 11 to Amended and Restated Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON INDUSTRIES V, LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC

BURLINGTON WORLDWIDE INC.

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

By: /s/Craig J. Hart

Name: Craig J. Hart

Title:   Vice President and Treasurer

VALENTEC WELLS, LLC

By: International Textile Group, Inc.,its sole member

By: /s/Craig J. Hart

Name: Craig J. Hart

Title:   Vice President and Treasurer

[Signature Page to Consent and Amendment No. 11 to Amended and Restated Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By: /s/Dritar Vinca
Name: Dritar Vinca

Title:   Its Duly Authorized Signatory

[Signature Page to Consent and Amendment No. 11 to Amended and Restated Credit Agreement]

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By: /s/Eric Haege

Name: Eric Haege

Title:   Managing Director

[Signature Page to Consent and Amendment No. 11 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/John Yankauskas
Name: John Yankauskas

Title:   Sr. Vice President

[Signature Page to Consent and Amendment No. 11 to Amended and Restated Credit Agreement]